EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K of FCCC, Inc. (the “Company”) for the year ended March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Financial Officer certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: August 21, 2023	/s/ David He
David He
Chief Financial Officer
(principal financial officer)